UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

July 19, 2004

Date of Report (Date of earliest event reported)

NOVASTAR FINANCIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-13533	74-2830661
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(I.R.S. Employer Identification No.)

8140 Ward Parkway, Suite 300, Kansas City, MO 64114

(Address of principal executive offices)

(Zip Code)

(816) 237-7000

(Registrant’s telephone number, including area code)

INFORMATION TO BE INCLUDED IN THE REPORT

Item 7. (c) Exhibit

99.1	Press Release dated July 19, 2004 “NovaStar Financial Appoints Greg Metz as Senior Vice President and Chief Financial Officer”.

Item 5. Other Events

Pursuant to Item 5 of Form 8-K, NovaStar Financial, Inc. is hereby furnishing, as an Exhibit to this current report on Form 8-K, a copy of its press release dated July 19, 2004.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

NOVASTAR FINANCIAL, INC.
DATE: July 20, 2004	/s/ Rodney E. Schwatken
Rodney E. Schwatken
Vice President, Treasurer and Controller

Exhibit Index

Exhibit Number

99.1	Press Release dated July 19, 2004 “NovaStar Financial Appoints Greg Metz as Senior Vice President and Chief Financial Officer”.